                                                                    EXHIBIT 10.6

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

           THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE (this "Agreement") is entered into as of the Effective Date (as defined below) by and among Telenetics Corporation, a California corporation ("Telenetics"), on the one hand, and Peter
C. Rosen ("Rosen"), William A. Shea, Jr. ("Shea," and together with Rosen, "Rosen/Shea"), and Larry Kars ("Kars") on the other. This Agreement is entered into with reference to the following facts:

                                    RECITALS

           A. On or about April 1, 1996, Rosen/Shea and Telenetics executed the Telenetics and Rosen/Shea Agreement (the "Consulting Agreement") in connection with consulting services that were to be provided by Rosen/Shea to Telenetics.

           B. A dispute (the "Dispute") has arisen between Telenetics and Rosen/Shea regarding the validity of the Consulting Agreement and the amount and nature of any services performed by Rosen/Shea and the amount and nature of any compensation paid or payable by Telenetics pursuant to the Consulting Agreement.

           C. Rosen/Shea and Telenetics wish to settle all differences between them that arise out of or that in any way are connected with or related to any of the claims, allegations, causes of action and/or contentions involved in the Dispute or with any past relationships between the parties.

           D. Kars has acted as legal counsel to Rosen/Shea in connection with the Dispute, and Rosen/Shea desire to split with Kars the consideration to be paid to Rosen/Shea by Telenetics pursuant to the terms of this Agreement.

           E. Without acknowledging the validity of any other party's rights, claims or defenses in connection with the subject matter of the Dispute, and in order for the parties to this Agreement to settle all differences between them, and in consideration of the mutual covenants, agreements and promises set forth in this Agreement, and other good and valuable consideration, each party to this Agreement agrees as follows:

                                SETTLEMENT TERMS

           1. The foregoing Recitals shall be part of this Agreement.

           2. The Consulting Agreement is hereby canceled and terminated (including any post termination covenants contained therein) and any and all obligations of Telenetics to Rosen/Shea for payment thereunder, if any, shall also be canceled, extinguished and forgiven by Rosen/Shea. All amounts, if any, previously paid by Telenetics to Rosen/Shea pursuant to the terms of the Consulting Agreement are deemed validly paid and not subject to any adjustment or forfeiture.

           3. Within ten business days following the execution of this Agreement, Telenetics shall deliver or cause to be delivered to Kars the following:

                      a. Three certificates representing an aggregate of 175,000 shares of common stock of Telenetics ("Issued Shares"), which certificates shall be issued to the following persons in the following amounts:

                                 i) Peter C. Rosen - 70,000 shares;
                                 ii) William A. Shea, Jr. - 70,000 shares; and
                                 iii) Larry Kars - 35,000 shares.

                      b. Three five-year warrants to purchase up to an aggregate of 175,000 shares of Telenetics common stock ("Warrant Shares") in the form attached as EXHIBIT A to this Agreement ("Warrants"), which warrants shall be issued to the following persons and shall represent the right to purchase the following numbers of shares of common stock of Telenetics at an initial exercise price of $0.45 per share:

                                 i) Peter C. Rosen - 70,000 shares;
                                 ii) William A. Shea, Jr. - 70,000 shares; and
                                 iii) Larry Kars - 35,000 shares.

           4. Rosen/Shea and Kars (individually or collectively, "Recipients") shall, with respect to the Issued Shares and the Warrant Shares (collectively, the "Registrable Securities"), have incidental registration rights as follows:

                      a. If Telenetics shall determine to file with the Securities and Exchange Commission a registration statement relating to an offering for the account of others under the Securities Act of 1933, as amended ("Securities Act"), of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans and other than in connection with an offering for the account of others pursuant to which Telenetics is prohibited by agreement with those others from including the Registrable Securities in the registration statement), Telenetics shall send to Recipients written notice of such determination and, if within five business days after the effective date of such notice, Recipients shall so request in writing, Telenetics shall include in such registration statement, if and when filed, all or any part of the Registrable Securities that Recipients request to be registered and that are not then included on a registration statement, except that if, in connection with any underwritten public offering the managing underwriter(s) thereof shall impose a limitation on the number of shares of common stock that may be included in the registration statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then Telenetics shall be obligated to include in the registration statement only such limited portion of the Registrable Securities with respect to which Recipients have requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the registration statement other than holders of securities entitled to inclusion of their securities in the registration statement by reason of demand registration rights. If an offering in connection with which Recipients elect to participate in registration under this Section 4 is an underwritten offering, then Recipients shall, unless otherwise agreed by Telenetics, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and on the same terms and conditions as other shares of common stock included in such underwritten offering.

                      b. Recipients shall have two opportunities to have the Registrable Securities registered under this Paragraph 4. The Issued Shares and the Warrant Shares shall cease to be Registrable Securities when (i) such shares shall have been registered under the Securities Act, the registration statement with respect to the sale of such shares shall have become effective under the Securities Act and such shares shall have been disposed of pursuant to such effective registration statement, (ii) such shares shall have been sold or shall have become eligible for resale pursuant to Rule 144 (or any similar provision relating to the disposition of securities then in force) under the Securities Act, (iii) such shares shall have been otherwise transferred, new certificates or other evidences of ownership for them not bearing a legend restricting further transfer and not subject to any stop-transfer order or other restrictions on transfer shall have been delivered by Telenetics and subsequent disposition of such shares shall not require registration or qualification of such shares under the Securities Act or any state securities laws then in force,
(iv) such shares shall cease to be outstanding or (v) Recipients shall have twice declined the opportunity to include such shares in a registration statement.

                      c. Recipients promptly shall furnish in writing to Telenetics or its counsel such information as Telenetics or its counsel shall reasonable require in connection with a registration statement.

                      d. Indemnification.

                                 i) Telenetics shall, notwithstanding any
termination of this Agreement, indemnify and hold harmless Recipients, and the agents, brokers and investment advisors of Recipients, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses") (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review), as incurred, arising solely out of or based solely upon any untrue or alleged untrue statement of a material fact contained in the registration statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising solely out of or based solely upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions or alleged untrue statements or omissions are based upon information regarding Recipients or such other Indemnified Party (as defined below) furnished in writing to Telenetics by Recipients or such other Indemnified Party for use therein, or to the extent that such information relates to Recipients or Recipients' proposed method of distribution of Registrable Securities and was reviewed and approved in writing by Recipients for use in the registration statement, such prospectus or such form of prospectus or in any amendment or supplement thereto.

                                 ii) Recipients shall, severally and not
jointly, indemnify and hold harmless Telenetics, the directors, officers, agents and employees, each person who controls Telenetics (within the meaning of Section 15 of the Securities Act and Section 20 of the Securities Exchange Act of 1934, as amended ("Exchange Act")), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review), as incurred, arising solely out of or based solely upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, any prospectus, or any form of prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising solely out of or based solely upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission is contained in any information so furnished in writing by Recipients or other Indemnified Party to Telenetics for inclusion in the registration statement or such prospectus or to the extent that such information relates to Recipients or Recipients' proposed method of distribution of Registrable Securities and was reviewed and approved in writing by Recipients for use in the registration statement, such prospectus or such form of prospectus or in any amendment or supplement thereto.

                                 iii) If any proceeding shall be brought or
asserted against any person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

                                 iv) An Indemnified Party shall have the right
to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel (which shall be reasonably acceptable to the Indemnifying Party) that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                                 v) All fees and expenses of the Indemnified
Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this section) shall be paid to the Indemnified Party, as incurred, within ten (10) business days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

                                 vi) If a claim for indemnification under this
section is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying, Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this section, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this section was available to such party in accordance with its terms.

                                 vii) The parties hereto agree that it would not
be just and equitable if contribution pursuant to this section were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                 viii) The indemnity and contribution agreements
contained in this section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

           5. Telenetics and Recipients intend that the Issued Shares, the Warrants and the Warrant Shares (collectively the "Offered Securities"), are being issued in a private transaction intended to be exempt from the registration requirements of the Securities Act. Each Recipient hereby represents and warrants to Telenetics as follows:

                      a. He is an accredited investor (as defined in Rule 501 of Regulation D promulgated under the Securities Act) and is acquiring the Offered Securities for his own account, for investment purposes only and not with a view to or for distributing or reselling such Offered Securities or any part thereof or interest therein, without prejudice, however, to his right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Offered Securities in compliance with applicable federal and state securities laws.

                      b. He has significant investment experience, including investment in non-listed and non-registered securities, and he, either alone or together with his representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Offered Securities, and has so evaluated the merits and risks of such investment.

                      c. He is able to bear the economic risk of an investment in the Offered Securities and, at the present time, is able to afford a complete loss of such investment.

                      d. He is not obtaining the Offered Securities as a result of or subsequent to any advertisement, article, notice or other communication regarding the Offered Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                      e. He understands and acknowledges that (i) the Offered Securities are being offered and sold to him without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act, and (ii) the availability of such exemption depends in part on, and Telenetics will rely upon the accuracy and truthfulness of, the representations contained in this Paragraph 5, and he hereby consents to such reliance.

                      f. He consents to the placement of a legend on any certificates or other documents evidencing the Offered Securities stating that the issuance of the Offered Securities has not been registered under the Securities Act and under applicable state securities laws and setting forth or referring to the restrictions on transferability and sale thereof.

                      g. He understands that as a condition to the issuance of the Offered Securities, Telenetics may require him and any designee who is to receive Offered Securities to execute an investment representation letter containing the representations in the preceding subparagraphs of this Paragraph 5.

           6. Except for any obligations imposed by this Agreement, Telenetics, on the one hand, and Recipients, and each of them, on the other, and, as applicable, each of their respective agents, successors, predecessors, parent companies, affiliated companies, related companies, partners, officers, directors, shareholders, representatives, employees, attorneys, insurance companies, assigns and heirs, and each of them, past and present, hereby release and forever discharge each other party and each of his or its respective agents, successors, predecessors, parent companies, affiliated companies, related companies, partners, officers, directors, shareholders, representatives, employees, attorneys, insurance companies, assigns and heirs, and each of them, past and present, with respect to any and all claims, demands, liabilities, obligations, debts, attorneys' fees, costs, accounts, actions, or causes of action which any of the parties have or claim to have as of the date of this Agreement, in law or equity, whether known or unknown, which pertain to or which arise out of the facts, circumstances, and/or events which are asserted, in the Dispute and/or which pertain to, arise out of, or are in any way connected with the past relationships between the parties.

           7. As a condition of this Agreement and in furtherance of the release provisions set forth in this Agreement, the parties expressly waive any and all rights and benefits conferred upon them by the provisions of section 1542 of the Civil Code of the State of California with respect to any of the matters described or set forth in this Agreement. Section 1542 of the Civil Code of the State of California states:

                     A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

                     The parties acknowledge that except for matters expressly represented or recited in this Agreement, the facts and law in relation to this matter and the claims released by the terms of this Agreement may turn out to be different from the facts or law as now known to each party and/or his or its agents and/or representatives, including his or its counsel. Each party expressly assumes the risk of the existence of different or presently unknown facts or law and agrees that this Agreement shall in all respects be effective and binding as to each party despite the possibility of the existence of different or new facts or law.

           8. Each of the parties represents and warrants that he or it has not heretofore assigned, transferred or subrogated, or purported to assign, transfer or subrogate, to any person or entity, any of the claims released in this Agreement. Each of the parties agrees that he or it shall indemnify each of the other parties, including with respect to any attorneys' fees and costs, and hold each of the other parties harmless from and against any claims based on or arising from any such assignment, transfer or subrogation, or any attempted assignment, transfer or subrogation, of any of the claims released in this Agreement.

           9. Each of the parties agrees to execute and deliver to each other party all necessary documents and to take such additional action as may be necessary or reasonably required to effectuate the terms, conditions, provisions, and intent of this Agreement.

           10. Each party executing this Agreement and/or any other documents related to the settlement between the parties represents and warrants that he or it has the legal capacity and/or has been duly authorized to execute this Agreement and any such other related documents.

           11. Each of the parties acknowledges that he or it has carefully read this Agreement and knows and understands the contents and effect of this Agreement, and each of the parties further acknowledges that he or it is signing this Agreement based on his or its own free act.

           12. Each of the parties acknowledges that he or it has been advised to seek legal counsel in connection with this matter and the provisions and execution of this Agreement, and each of the parties acknowledges that he or it either has consulted with his or its own legal counsel or has had a full opportunity to consult with his or its own legal counsel in connection with the settlement between the parties, the terms, conditions, and provisions of this Agreement, and the execution of this Agreement.

           13. All of the terms, conditions and provisions of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without regard to choice of law principles. Any disputes arising under this Agreement shall be resolved in the federal or state courts located in the County of Orange, State of California.

           14. If any term, condition or provision of this Agreement is held to be invalid, void or unenforceable, the remaining terms, conditions and provisions of this Agreement nevertheless shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

           15. This Agreement and all of its terms, conditions and provisions shall be binding upon and shall inure to the benefit of each of the parties and each of the parties' respective heirs, successors and assigns.

           16. The prevailing party in any proceeding to enforce the provisions of this Agreement shall be entitled to recover all costs, including reasonable attorneys' fees, from the non-prevailing party.

           17. Each of the parties shall bear and be responsible for his or its own attorneys' fees and costs incurred in connection with all aspects of the Dispute.

           18. This Agreement contains the entire agreement and understanding concerning the settlement between the parties and replaces any prior or contemporaneous negotiations or agreements between the parties, whether written and/or oral.

           19. Each of the parties agrees that no particular party or parties to this Agreement shall be deemed to be the author of this Agreement or any particular term, provision or condition of this Agreement. Each of the parties further agrees that any ambiguities in this Agreement shall be resolved, and the terms, provisions and conditions of this Agreement shall be construed and interpreted, without regard to which party or parties may have suggested, drafted, revised, or otherwise authored this Agreement or any of its particular terms, provisions or conditions. Each of the parties further agrees that this Agreement shall be construed and interpreted as if drafted jointly by all of the parties.

           20. It is understood that this Agreement is entered into in compromise of disputed claims and that neither the settlement between the parties nor the performance of any of the terms, provisions, or conditions of this Agreement shall be construed or interpreted as an admission of liability on the part of any of the parties to this Agreement.

           21. This Agreement may not be changed, altered or modified except in a writing signed by each of the parties and/or duly authorized representatives of each of the parties.

           22. This Agreement may be executed in counterparts, including facsimile counterparts, and all such executed counterparts, including with facsimile signatures, together shall constitute one original Agreement which shall be binding on all of the parties to this Agreement notwithstanding that all of the parties are not signatory to the original or the same counterparts.

           23. If the release granted to any released party by any releasing party in this Agreement is held by a court of competent jurisdiction to be void or unenforceable, then the release given by that released party to that releasing party shall also be deemed void and unenforceable.

           24. Any notice, demand, request, waiver or other communication required or permitted to be given under this Agreement shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

           If to Telenetics:              Telenetics Corporation
                                          25111 Arctic Ocean
                                          Lake Forest, California 92630
                                          Attention: President
                                          Attention: Chief Financial Officer
                                          Telecopier: (949) 455-9324
                                          Telephone: (949) 455-4000

           with a copy (which copy
           shall not constitute notice
           to Telenetics) to:             Larry A. Cerutti, Esq.
                                          Rutan & Tucker, LLP
                                          611 Anton Boulevard, Suite 1400
                                          Costa Mesa, California 92626
                                          Telecopier: (714) 546-9035
                                          Telephone: (714) 641-5100

           If to Rosen or Shea:           At the address of Rosen or Shea set
                                          forth on the signature page to this
                                          Agreement.

           with a copy (which copy
           shall not constitute notice
           to Rosen/Shea) to:             Larry Kars, Esq.
                                          Law Office of Larry Kars, P.C.
                                          9th Floor
                                          101 East 52nd Street
                                          New York, New York 10022
                                          Telecopier: (212) 980-5192
                                          Telephone: (212) 752-9700

           If to Kars:                    At his address set forth above.

                     Any party hereto may from time to time change its address for notices by giving at least ten (10) days' written notice of such changed address to the other parties hereto.

           25. At such time as this Agreement has been signed by all of the parties to this Agreement and executed copies of this Agreement with all of the parties' signatures have been delivered to each of the other parties and/or their counsel, this Agreement shall be deemed to be effective as of August 20, 2002 (the "Effective Date").

Dated:   SEPTEMBER 9, 2002               TELENETICS CORPORATION

                                              By: /S/ DAVID L. STONE
                                                  ----------------------
                                                  David L. Stone, President

Dated:   SEPT 5, 2002                         /S/ PETER C. ROSEN
                                              ----------------------
                                              PETER C. ROSEN

                                              Address For Notices:
                                               C/O LARRY KARS
                                              ----------------------
                                               101 E. 52ND ST., 9TH FL.
                                              ----------------------
                                               NYC 10022
                                              ----------------------

Dated:  AUGUST 22, 2002                       /S/ WILLIAM A. SHEA, JR.
                                              ----------------------
                                              WILLIAM A. SHEA, JR.

                                              Address For Notices:
                                               25 WEST 54TH ST.
                                              ----------------------
                                               NEW YORK, N.Y. 10019
                                              ----------------------

Dated:  9/3, 2002                             /S/ LARRY KARS
                                              ----------------------
                                              LARRY KARS

APPROVED AS TO FORM:

RUTAN & TUCKER, LLP

By:  /S/ LARRY A. CERUTTI
     --------------------
     Larry A. Cerutti
Attorneys for Telenetics Corporation

LAW OFFICE OF LARRY KARS, P.C.

By:  /S/ LARRY KARS
     ---------------------
     Larry Kars
Attorneys for Peter C. Rosen and William A. Shea, Jr.